SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                 Current Report Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported) October 15, 2003


                         HARBOR FLORIDA BANCSHARES, INC.
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             (Exact name of registrant as specified in its charter)


         Delaware                      000-22817                65-0813766
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(State or other jurisdiction         (Commission               (IRS Employer
        of incorporation)             File Number)         Identification No.)


                   100 S. Second Street, Fort Pierce, FL 34950
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               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code (772) 461-2414




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          (Former name or former address, if changed since last report)

Item 12.  Disclosure of Results of Operations and Financial Condition

     On October 15, 2003, Harbor Florida Bancshares, Inc. (Bancshares) announced its earnings for the fourth quarter of the 2003 fiscal year. A copy of the press release dated October 15, 2003 is attached as Exhibit 99.1. As provided in General Instruction B. 6 to Form 8-K, the information and Exhibit contained in this Form 8-K shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall they be deemed incorporated by reference in any filing under the Exchange Act or the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing



                                                SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated:        October 15, 2003                  HARBOR FLORIDA BANCSHARES,
                                                INC., Registrant


                                                By:________________________
                                                Name:  H. Michael Callahan
                                                Title:  Senior Vice President
                                                and Chief Financial Officer


Exhibit No.                Description

99                         Press release dated October 15, 2003